UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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 PPM Funds

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PPM FUNDS

Institutional Shares
PPM Core Plus Fixed Income Fund	PKPIX
PPM High Yield Core Fund	PKHIX
PPM Small Cap Value Fund	PZSIX

225 W. Wacker Drive, Suite 1200

Chicago, Illinois 60606

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NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD MARCH 15, 2021

NOTICE IS HEREBY GIVEN that a Joint Special Meeting (the “Meeting”) of shareholders (“Shareholders”) of PPM Funds, a Massachusetts business trust (the “Trust”), will be held at the offices of PPM America, Inc. (“PPM”), 225 W. Wacker Drive, Suite 1200, Chicago, Illinois 60606 on March 15, 2021 at 9:00 a.m., Central Time, to consider and act upon the below proposals and to transact such other business as may properly come before the Meeting or any adjournments thereof.

Due to the COVID-19 pandemic, Shareholders who attend the Meeting will be required to practice social distancing and to abide by all state and local restrictions. Multiple conference rooms may be used to allow for social distancing, depending on the number of attendees. If multiple conference rooms are used, a dial-in number will be provided. Each room is subject to frequent cleanings.

On January 28, 2021, Prudential plc (“Prudential plc” or “the Group”) publicly announced that the Board of Prudential has decided to pursue the separation of its US business, Jackson Financial Inc. (“JFI”), from the Group in the second quarter of 2021 through a demerger, whereby shares in JFI would be distributed to Prudential plc shareholders (the “Demerger” or the “Separation Plan”). JFI is the parent company of Jackson National Life Insurance Company (“Jackson National”), an indirect subsidiary of Prudential plc, and the parent company of PPM. PPM is investment adviser for each fund that is a series of the Trust (each, a “Fund” and together, the “Funds”). The Demerger, which is subject to shareholder and regulatory approval, would complete Prudential plc's transformation into a group focused exclusively on the high-growth opportunities of Asia and Africa. Upon the consummation of the Demerger, Prudential plc would retain a 19.9 percent non-controlling interest in JFI, which the Group would monetize over time to support investment in Asia.

The Funds are subject to the Investment Company Act of 1940, as amended (the “1940 Act”), which provides that any investment advisory agreement and any distribution agreement must terminate automatically upon its “assignment.” As used in the 1940 Act, the term “assignment” includes any transfer of a controlling block of outstanding voting securities of an adviser or the parent company of an adviser. Such a transfer is often referred to as a “Change of Control Event.” It is anticipated that the Demerger will be deemed a Change of Control Event. To ensure that PPM and Jackson National Life Distributors LLC (“JNLD”), the Funds’ distributor, may continue to provide advisory and distribution services to the Funds without interruption, the Meeting is called to, among other things, approve new advisory and distribution agreements.

At the Meeting, Shareholders of each Fund that is a series of the Trust will be asked:

1.	To approve a new investment advisory agreement with PPM for each Fund that is a series of the Trust, prompted by the Demerger (the Demerger being a Change of Control Event);

2.	To approve a new distribution agreement with JNLD for each Fund that is a series of the Trust, prompted by the Demerger (the Demerger being a Change of Control Event); and

3.	To transact such other business as may properly come before the Meeting or any adjournment thereof.

The Board of Trustees of the Trust (the “Board”) unanimously recommends that Shareholders vote FOR Proposals 1 and 2 (each, a “Proposal,” and together, the “Proposals”) listed above.

The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting or any adjournments or postponements thereof.

Only Shareholders of record at the close of business on January 11, 2021, the “Record Date” for this Meeting, shall be entitled to notice of, and to vote at, the Meeting or any adjournments thereof.

The Meeting may be adjourned whether or not a quorum is present, by the chairperson of the Meeting from time to time to reconvene at the same or some other place as determined by the chairperson of the Meeting for any reason, including failure of a Proposal to receive sufficient votes for approval. No Shareholder vote shall be required for any adjournment. No notice need be given that the Meeting has been adjourned other than by announcement at the Meeting. Any business that might have been transacted at the original Meeting may be transacted at any adjourned Meeting.

YOUR VOTE IS IMPORTANT.

PLEASE RETURN YOUR VOTING INSTRUCTIONS CARD PROMPTLY.

By Order of the Board of Trustees,

/s/ Mary T. Capasso

February 10, 2021	Mary T. Capasso
Chicago, Illinois	Trustee, Chief Executive Officer, President and Chief Legal Officer

PPM FUNDS:

PPM Core Plus Fixed Income Fund

PPM High Yield Core Fund

PPM Small Cap Value Fund

225 W. Wacker Drive, Suite 1200

Chicago, Illinois 60606

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2

PROXY STATEMENT

JOINT SPECIAL MEETING OF SHAREHOLDERS

February 10, 2021

This proxy statement is furnished in connection with the solicitation by and on behalf of the Board of Trustees (the “Trustees” or the “Board”) of PPM Funds (the “Trust”), a Massachusetts business trust, of proxies to be voted at a joint Special Meeting (the “Meeting”) of shareholders (the “Shareholders”) of the Trust’s portfolios listed above (collectively referred to herein as the “Funds” and individually, each a “Fund”), to be held on March 15, 2021, at 9:00 a.m., Central Time, in the offices of PPM America, Inc. (“PPM”), 225 W. Wacker Drive, Suite 1200, Chicago, Illinois 60606, and any adjournment thereof, for the purposes set forth in the accompanying Notice of Joint Special Meeting of Shareholders (the “Notice”).

Due to the COVID-19 pandemic, Shareholders who attend the Meeting will be required to practice social distancing and to abide by all state and local restrictions. Multiple conference rooms may be used to allow for social distancing, depending on the number of attendees. If multiple conference rooms are used, a dial-in number will be provided. Each room is subject to frequent cleanings.

Who is asking for your vote?

The Board is asking for your vote.

What is happening, and what is the effect on the Funds?

On January 28, 2021, Prudential plc (“Prudential plc” or “the Group”) publicly announced that the Board of Prudential plc has decided to pursue the separation of its US business, Jackson Financial Inc. (“JFI”), from the Group in the second quarter of 2021 through a demerger, whereby shares in JFI would be distributed to Prudential plc shareholders (the “Demerger” or the “Separation Plan”). JFI is the parent company of Jackson National Life Insurance Company (“Jackson National”), an indirect subsidiary of Prudential plc, and the parent company of PPM. PPM is investment adviser for each Fund. The Demerger, which is subject to shareholder and regulatory approval, would complete Prudential plc's transformation into a group focused exclusively on the high-growth opportunities of Asia and Africa. Upon the consummation of the Demerger, Prudential plc would retain a 19.9 percent non-controlling interest in JFI, which the Group would monetize over time to support investment in Asia.

The Funds are subject to Section 15 of the Investment Company Act of 1940, as amended (the “1940 Act”). Section 15 provides that any investment advisory agreement and any distribution agreement must terminate automatically upon its “assignment,” which includes any transfer of a controlling block of outstanding voting securities of an adviser or the parent company of an adviser. Such transfer is often referred to as a “Change of Control Event.” It is anticipated that the Demerger will be a Change of Control Event. At the completion of the Demerger, the investment advisory and distribution agreements for each Fund would automatically terminate. For more information on the Demerger and its effect on the Funds, please see the section entitled “Impact of the Demerger.”

Why are you being asked to vote?

In order to ensure that the existing investment advisory and distribution services can continue uninterrupted, Shareholders are asked to approve a new investment advisory agreement with the adviser, PPM, and a new distribution agreement with the Funds’ distributor, Jackson National Life Distributors LLC (“JNLD”). Shareholders are asked to approve these agreements effective upon the Demerger.

What proposals are being considered at the Meeting, and who is eligible to vote?

The purpose of the Meeting is for the Shareholders of each Fund that is a series of the Trust to consider and act upon the following proposals and to transact such other business as may properly come before the Meeting or adjournments thereof:

1.	To approve a new investment advisory agreement with PPM for each Fund that is a series of the Trust, prompted by the Demerger (the Demerger being a Change of Control Event);

2	To approve a new distribution agreement with JNLD for each Fund that is a series of the Trust, prompted by the Demerger (the Demerger being a Change of Control Event); and

3.	To transact such other business as may properly come before the Meeting or any adjournment thereof.

The Notice, this Proxy Statement, and the accompanying voting instructions card were first mailed on or about February 10, 2021.

Additional Information

Additional information regarding the Trust can be found in the Trust’s most recent annual and semi-annual reports to Shareholders.

The Trust will furnish, without charge, a copy of the Trust’s semi-annual report for the period ended June 30, 2020, a copy of the Trust’s annual report for the fiscal year ended December 31, 2019 (or a copy of the Trust’s annual report for the fiscal year ended December 31, 2020, when available), or a copy of the Trust’s prospectus and statement of additional information to any shareholder upon request. To obtain a copy of the documents for the Trust, please call 1-844-446-4PPM (1-844-446-4776), write to the PPM Funds at P.O. Box 2175, Milwaukee, Wisconsin 53201-2175, visit www.ppmamerica.com/ppmfunds or contact your financial intermediary.

VOTING INSTRUCTIONS

Quorum and Voting

The By-Laws of PPM Funds, dated November 9, 2017 (the “By-Laws”), provide that, except as otherwise provided by law, the Amended and Restated Declaration of Trust dated March 12, 2018 (the “Declaration of Trust”), or the By-Laws, the holders of a majority of the shares issued and outstanding and entitled to vote at the Meeting, present in person, present by means of remote communication in a manner, if any, authorized by the Board in its sole discretion, or represented by proxy, shall constitute a quorum for the transaction of business. A quorum, once established at a meeting, shall not be broken by the withdrawal of enough votes to leave less than a quorum.

The By-Laws further provide that shares may be voted in person or by proxy. A proxy with respect to shares held in the name of two or more persons shall be valid if executed by any one of them unless at or prior to the exercise of the proxy the Trust receives a specific written notice to the contrary from any one of them. A proxy purporting to be executed by or on behalf of a Shareholder shall be deemed valid unless challenged at or prior to its exercise, and the burden of proving its invalidity shall rest on the challenger. At all meetings of Shareholders, unless inspectors of election have been appointed, all questions relating to the qualification of voters and the validity of proxies and the acceptance or rejection of votes shall be decided by the chairperson of the meeting. Any person giving voting instructions may revoke them at any time prior to their exercise by submitting to the Secretary of the Trust a superseding voting instruction form or written notice of revocation. Voting instructions can be revoked until the Meeting date. Unless otherwise specified in the proxy, the proxy shall apply to all shares of the Fund owned by the Shareholder.

Required Vote

Generally, a simple majority of votes cast is sufficient to take or authorize action upon any matter which may be presented for a Shareholder vote, unless a different vote is required by law, the Declaration of Trust or the By-Laws. Where a vote of the “majority of the outstanding voting securities” of a Fund is required to approve a proposal, it shall mean the lesser of (i) 67% or more of the shares of the Fund entitled to vote thereon present in person or by proxy at the Meeting if holders of more than 50% of the outstanding shares of the Fund are present in person or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund. Except as otherwise provided by law, if a Shareholder abstains from voting as to any matter, then the shares represented by such abstention will be treated as shares that are present at the Meeting for purposes of determining the existence of a quorum. However, abstentions will not be counted as a vote cast on such proposal. The approval of a Proposal depends upon whether a sufficient number of votes are cast for the Proposal. Accordingly, an instruction to abstain from voting on a Proposal has the same practical effect as an instruction to vote against the Proposal.

Approval of the Proposals will require the affirmative vote of a majority of the outstanding voting securities of each Fund, as that term is defined under the 1940 Act, which is the lesser of (a) a vote of 67% or more of the Fund shares whose holders are present or represented by proxy at the meeting if the holders of more than 50% of all outstanding Fund shares are present in person or represented by proxy at the meeting, or (b) a vote of more than 50% of all outstanding Fund shares.

Shareholders are asked to approve these agreements effective upon the Demerger.

Adjournments

Any authorized voting instructions will be valid for any adjournment of the Meeting. If the Trust receives an insufficient number of votes to approve one or more of the Proposals, the Meeting may be adjourned to permit the solicitation of additional votes with respect to such Proposal(s).

The Meeting may be adjourned by the chairperson of the Meeting from time to time to reconvene at the same or some other place as determined by the chairperson of the Meeting for any reason, including failure of a Proposal to receive sufficient votes for approval. No Shareholder vote shall be required for any adjournment. No notice need be given that the Meeting has been adjourned other than by announcement at the Meeting. Any business that might have been transacted at the original Meeting may be transacted at any adjourned Meeting.

Revocation of Voting Instructions

Any person giving voting instructions may revoke them at any time prior to the Meeting by submitting to the Secretary of the Trust a superseding voting instruction form or written notice of revocation or by appearing and voting in person at the Meeting.

IMPACT OF THE DEMERGER

What is the Demerger?

Prudential plc is a multinational life insurance and financial services company incorporated in the United Kingdom. Prudential plc’s business helps individuals to de-risk their lives through life and health insurance, and retirement and asset management solutions. Prudential plc has 20 million customers (as of June 30, 2020) and is listed on stock exchanges in London, Hong Kong, Singapore and New York. Its principal office is located at 1 Angel Court, London, England EC2R 7AG. Prudential plc is not affiliated in any manner with Prudential Financial, Inc. a company whose principal place of business is in the United States of America, nor with the Prudential Assurance Company, a subsidiary of M&G plc, a company incorporated in the United Kingdom. JFI is the U.S.-based subsidiary of Prudential plc, whose subsidiaries in turn include Jackson National and PPM. In the United States, JFI and its affiliates offer variable, fixed and fixed-index annuities designed for tax-efficient growth and distribution of retirement income for retail customers, as well as products for institutional investors. The principal office of JFI is located at 1 Corporate Way, Lansing, Michigan 48951.

In June 2020, Prudential plc announced a reinsurance agreement with Athene Holding Ltd (“Athene”), a leading retirement services company, for its subsidiary Athene Life Re Ltd. to purchase an 11.1% economic interest representing a 9.9% voting interest in Prudential plc’s U.S.-based business. As part of the agreement, Athene fully reinsured $27.6 billion of the in-force portfolio of Jackson National’s U.S. fixed and fixed-indexed annuity liabilities. In its filing on Form 6-K with the U.S. Securities and Exchange Commission (“SEC”) on June 18, 2020 in connection with this agreement, Prudential plc also announced its intention to prepare for an initial public offering (“IPO”) of JFI alongside active evaluation of other options to create an independent U.S. business. Prudential plc further clarified its intention to pursue full separation and divestment from JFI in an August 11, 2020 press release accompanying the announcement of Prudential plc’s half-year earnings results (the “Press Release”). The Press Release announced that Prudential plc expected to commence separation from JFI by way of an IPO in the first half of 2021, followed by future sell-downs over time, subject to market conditions, and that if market conditions were not supportive of an IPO, Prudential plc intended to facilitate a separation of JFI through a demerger.

On January 28, 2021, Prudential plc publicly announced that the Board of Prudential plc decided to pursue the separation of JFI from the Group in the second quarter of 2021 through the Demerger. The Demerger, which is subject to shareholder and regulatory approval, would lead to a significantly earlier separation of JFI from the Group than would have been possible through a minority IPO and future sell-downs.

The Demerger may be disruptive to the businesses of JFI and its subsidiaries, including PPM and JNLD, and other affiliated entities that provide services to the Funds, and may cause, among other things, interruption of business operations or services, diversion of management’s attention from day-to-day operations, reduced access to capital, and loss of key employees or customers. The completion of the Demerger is expected to result in PPM’s and JNLD’s loss of access to the resources of Prudential plc, which could adversely affect their businesses. Following the Demerger, JFI, as a stand-alone entity, would be a publicly held U.S. company subject to the reporting requirements of the Securities Exchange Act of 1934 as well as other U.S. government and state regulations, and subject to the risk of changing regulation.

There can be no assurance that the Demerger will occur. A failure to complete the Demerger could create uncertainty about the nature of the relationship between Jackson National and Prudential plc, and could adversely affect Jackson National, PPM and its affiliates. Currently, PPM and its affiliates do not anticipate that the Demerger will have a material adverse impact on their operations or the Funds and their operations.

Why do the investment advisory and distribution agreements terminate?

As discussed previously, pursuant to Section 15 of the 1940 Act, any investment advisory agreement and any distribution agreement on behalf of a registered investment company must terminate automatically upon its “assignment.” As used in the 1940 Act, the term “assignment” includes any transfer of a controlling interest in an investment adviser or the parent company of an investment adviser. Such a transfer is often referred to as a “Change of Control Event.”

It is anticipated that the Demerger will be deemed a Change of Control Event, resulting in the automatic termination of the existing investment advisory and distribution agreements for each Fund, as applicable. In order to ensure that the existing investment advisory and distribution services can continue uninterrupted, the Board has approved new investment advisory and distribution agreements for each Fund, as applicable, in connection with the Demerger. Shareholders are asked to approve these new agreements for each Fund, as applicable. These agreements are described in Proposals 1 and 2 of this Proxy Statement.

Will the Demerger change how the Funds are managed?

The Demerger is not anticipated to result in any changes to the management of the Funds. If Shareholders approve the advisory agreement in Proposal 1, the Funds’ portfolio managers are expected to continue to provide for the day-to-day management of the applicable Funds. In addition, the personnel responsible for the management operations of the Funds, including the Funds’ officers, are not expected to change as a result of the Demerger. The Demerger will not result in any change to the investment objective or the investment strategies of any Fund.

How will the Demerger affect the service providers to the Funds?

PPM America, Inc. (“PPM” or the “Adviser”)

PPM, 225 West Wacker Drive, Suite 1200, Chicago, Illinois 60606, is the investment adviser to the Trust. Currently, the Adviser is an indirect wholly owned subsidiary of JFI, which is a subsidiary of Prudential plc, a publicly traded company incorporated in the United Kingdom. Prudential plc is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America, or with The Prudential Assurance Company Ltd., a subsidiary of M&G plc, a company incorporated in the United Kingdom. Athene Co-Invest Reinsurance Affiliate 1A Ltd., a Bermuda Class C insurer under the Bermuda Insurance Act 1978, owns a minority interest in JFI’s parent company. Following the Demerger, the Adviser will continue to be wholly owned by JFI, and Prudential plc will no longer have a controlling interest in JFI. See Appendix A for the fees paid by each Fund to PPM over the most recently completed fiscal year for which information is publicly available.

Jackson National Life Distributors LLC (the “Distributor” or “JNLD”)

JNLD, 300 Innovation Drive, Franklin, Tennessee 37067 is the statutory underwriter and facilitates the registration and distribution of shares of the Funds on a continuous basis. JNLD is a wholly owned subsidiary of Jackson National. Jackson National is a wholly owned subsidiary of JFI, which is in turn a subsidiary of Prudential plc. Prudential plc is a publicly traded company incorporated in the United Kingdom. Prudential plc is not affiliated in any manner with Prudential Financial, Inc., a company whose principal place of business is in the United States of America, or with The Prudential Assurance Company Ltd., a subsidiary of M&G plc, a company incorporated in the United Kingdom. Athene Co-Invest Reinsurance Affiliate 1A Ltd., a Bermuda Class C insurer under the Bermuda Insurance Act 1978, owns a minority interest in JFI’s parent company. Following the Demerger, JNLD will continue to be wholly owned by JFI, and Prudential plc will no longer have a controlling interest in JFI. See Appendix B for the fees paid by each Fund to the Distributor over the most recently completed fiscal year for which information is publicly available.

Jackson National Asset Management, LLC (“JNAM” or the “Administrator”)

JNAM, 1 Corporate Way, Lansing, Michigan 48951, serves as administrator to the Trust and will continue to serve as the administrator to the Trust following the Demerger. Currently, JNAM is a wholly owned subsidiary of Jackson National. Jackson National is a wholly owned subsidiary of JFI, which is in turn is a subsidiary of Prudential plc. Prudential plc is a publicly traded company incorporated in the United Kingdom. Prudential plc is not affiliated in any manner with Prudential Financial, Inc., a company whose principal place of business is in the United States of America, or with The Prudential Assurance Company Ltd., a subsidiary of M&G plc, a company incorporated in the United Kingdom. Athene Co-Invest Reinsurance Affiliate 1A Ltd., a Bermuda Class C insurer under the Bermuda Insurance Act 1978, owns a minority interest in JFI’s parent company. Following the Demerger, JNAM will continue to be wholly owned by JFI, and Prudential plc will no longer have a controlling interest in JFI. See Appendix B for the fees paid by each Fund to JNAM for administrative services over the most recently completed fiscal year for which information is publicly available.

SUMMARY OF PROPOSALS

Proposals	Funds entitled to vote
1. To approve a new investment advisory agreement with PPM for each Fund that is a series of the Trust, prompted by the Demerger (the Demerger being a Change of Control Event).	Each Fund’s Shareholders
2. To approve a new distribution agreement with JNLD for each Fund that is a series of the Trust, prompted by the Demerger (the Demerger being a Change of Control Event).	Each Fund’s Shareholders

PROPOSAL 1: TO approve the new investment advisory agreement for each Fund That is a series of the Trust

Overview and Introduction

Shareholders of the Trust are asked to approve the new investment advisory agreement with PPM for each Fund that is a series of the Trust (the “Proposed Advisory Agreement”). Approving the Proposed Advisory Agreement will ensure that existing investment advisory services can continue uninterrupted following the Demerger. The Proposed Advisory Agreement would be effective upon the close of the Demerger.

As the investment adviser to the Trust, PPM provides the Trust with professional investment supervision and management under the Proposed Advisory Agreement. PPM is registered with the SEC under the Investment Advisers Act of 1940, as amended. Under the Trust’s Proposed Advisory Agreement, PPM is responsible for managing the affairs of the Trust, including, but not limited to, continuously providing the Trust with investment advice and business management, determining which securities shall be purchased or sold by each Fund, effecting purchases and sales of securities on behalf of each Fund and determining how voting and other rights with respect to securities owned by each Fund will be exercised. PPM also oversees the performance of services provided to each Fund by other service providers, including the administrator, custodian and shareholder servicing agent.

Information Concerning PPM, the Funds’ Adviser

PPM, 225 West Wacker Drive, Suite 1200, Chicago, Illinois 60606, is the investment adviser to the under the laws of Delaware. As investment adviser, PPM provides the Trust with professional investment supervision and management. The Adviser is an indirect wholly owned subsidiary of JFI, which, as described above, is a subsidiary of Prudential plc, a publicly traded company incorporated in the United Kingdom. As of December 31, 2020, PPM managed or advised assets totaling $106.2 billion.

As the Adviser to the Funds, PPM provides the Funds with professional investment supervision and management under the investment advisory agreement with PPM that is currently in effect (the “Current Advisory Agreement”). The Adviser plays an active role in advising and monitoring each Fund. In addition, the Adviser maintains detailed, comprehensive information concerning each Fund’s performance and Fund operations. The Adviser is responsible for providing regular reports on these matters to the Board.

Executive/Principal Officers, Directors, and General Partners of PPM

Names	Principal Address	Title
Chad Myers	1 Corporate Way Lansing, Michigan 48951	Director and Chairman of the Board
Brad Harris	300 Innovation Drive Franklin, Tennessee 37067	Director
Craig Smith	225 W. Wacker Drive, Suite 1200 Chicago, Illinois 60606	Director, President, Chief Executive Officer and Chief Investment Officer
Mary Capasso	225 W. Wacker Drive, Suite 1200 Chicago, Illinois 60606	Director, Executive Vice President, Chief Operating Officer, General Counsel and Secretary
Alison Reed	300 Innovation Drive Franklin, Tennessee 37067	Director
Oliver Jordan	225 W. Wacker Drive, Suite 1200 Chicago, Illinois 60606	Executive Vice President, Chief Financial Officer and Treasurer
Tom Barrus	225 W. Wacker Drive, Suite 1200 Chicago, Illinois 60606	Senior Vice President and Chief Compliance Officer
Alfredo Cantoral	225 W. Wacker Drive, Suite 1200 Chicago, Illinois 60606	Vice President and Assistant Secretary
Emily Kenna	225 W. Wacker Drive, Suite 1200 Chicago, Illinois 60606	Vice President and Assistant Secretary
Kristan Richardson	1 Corporate Way Lansing, Michigan 48951	Assistant Secretary

The following person(s) beneficially own 10% or more of the outstanding voting securities of PPM:

Names	Address
PPM Holdings, Inc.	225 W. Wacker Drive, Suite 1200, Chicago, Illinois 60606

As of January 1, 2021, Mary Capasso was a Trustee and officer of the Trust and a director and officer of PPM. No Trustees or officers of the Trust owned securities or had any other material direct or indirect interest in PPM or any other entity controlling, controlled by, or under common control with PPM. In addition, no Trustee has had any material interest, direct or indirect, in any material transactions since January 1, 2020, the beginning of the Trust’s most recently completed fiscal year, or in any material proposed transactions, to which PPM, any parent or subsidiary of PPM, or any subsidiary of the parent of such entities was or is to be a party.

Information Regarding the Proposed Advisory Agreement with PPM

The Proposed Advisory Agreement is identical to the Current Advisory Agreement. PPM is the adviser to all of the Funds of the Trust, pursuant to the Current Advisory Agreement. The Current Advisory Agreement was most recently approved by the Board with respect to the Funds at a meeting held on August 11, 2020. At a meeting held on October 6, 2020, the Board approved an amendment to the Current Advisory Agreement with an intended effective date of December 30, 2020 to remove references to certain series of the Trust that were liquidated prior to December 30, 2020. Each Fund’s Current Advisory Agreement was approved by its initial sole shareholder in connection with its launch.

At the Board Meeting on November 10, 2020 (the “Board Meeting”), the Board, including the Independent Trustees, voted to approve the Proposed Advisory Agreement, subject to Shareholder approval. In addition to reviewing the following description of the Proposed Advisory Agreement, Shareholders should review the Proposed Advisory Agreement attached as Appendix C.

All services under the Proposed Advisory Agreement must be provided in accordance with the provisions of the 1940 Act and any rules and regulations thereunder, the Securities Act of 1933 and any rules and regulations thereunder, the Internal Revenue Code of 1986, as amended, any other applicable provisions of law, the Trust’s Declaration of Trust and By-Laws, and policies adopted by the Trustees and the investment policies of the Fund as adopted by the Board and as disclosed in the Fund’s registration statements on file with the SEC, as amended from time to time.

No changes to the fee schedules for the Funds are proposed in connection with the Proposed Advisory Agreement. Appendix A includes the investment advisory fee schedules for each Fund. Further, Appendix D provides information on the compensation paid to the Adviser with respect to investment advisory services provided to investment companies with similar investment objectives to each Fund they advise under the Proposed Advisory Agreement.

Under the Proposed Advisory Agreement, the Adviser is responsible for managing the affairs of the Trust, including, but not limited to, continuously providing the Trust with investment advice and business management, determining which securities shall be purchased or sold by each Fund, effecting purchases and sales of securities on behalf of each Fund and determining how voting and other rights with respect to securities owned by each Fund will be exercised. The Adviser also oversees the performance of services provided to the Funds by other service providers, including the administrator, custodian and shareholder servicing agent.

The Proposed Advisory Agreement provides that it will remain in effect through September 30th each year, and thereafter only so long as the continuance is approved at least annually by September 30th by the Board or by vote of the holders of a majority of the outstanding voting securities of each Fund, and by vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval. Currently, advisory agreements may be approved at a meeting held via videoconference in reliance on an exemptive order issued by the SEC on June 19, 2020 in the wake of the COVID-19 pandemic. The impacts of COVID-19 may delay or prevent funds and advisers operating in affected areas from meeting certain regulatory obligations due to restrictions on large gatherings, travel and access to facilities, the potential limited availability of personnel and similar disruptions. The exemptive relief provided by the order is designed to enable funds and advisers to meet their regulatory obligations and to continue their operations, while recognizing that there may be temporary disruptions outside of their control resulting from the COVID-19 pandemic.

The Proposed Advisory Agreement may be terminated at any time, without the payment of any penalty, on sixty days’ written notice by the Trust. The Proposed Advisory Agreement may be terminated by the Adviser at any time, without payment of any penalty, on like notice to the Trust, provided, however, that the Proposed Advisory Agreement may not be terminated by the Adviser unless another investment advisory agreement has been approved by the Trust, or after six months’ written notice, whichever is earlier. The Proposed Advisory Agreement also terminates automatically in the event of its assignment.

The Proposed Advisory Agreement generally provides that the Adviser, its officers, directors, employees, agents or affiliates will not be subject to any liability to the Trust or to any Shareholder of the Trust for any act or omission in the course of, or connected with, rendering services including, without limitation, any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of the Adviser’s duties under the Proposed Advisory Agreement, except to the extent specified in Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services.

Affiliated Brokerage

During the fiscal year ended December 31, 2019 (the most recent fiscal year for which such information is publicly available), no Fund paid brokerage commissions to any affiliated broker.

Section 15(f) of the 1940 Act

Section 15(f)(1)(a) and (b) of the 1940 Act provide that an investment adviser of a registered investment company and the affiliates of such adviser may receive any amount or benefit in connection with a sale of any interest in such investment adviser that results in an assignment of an investment advisory contract if the following two conditions are satisfied:

(1)	For a period of three years after such assignment, at least 75% of the board of the investment company cannot be “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act of the new investment adviser or its predecessor; and

(2)	No “unfair burden” within the meaning of the 1940 Act may be imposed upon the investment company as a result of the assignment or any express or implied terms, conditions or understandings applicable thereto. An “unfair burden” on a fund includes any arrangement during the two year period after any such transaction occurs whereby the investment adviser or its predecessor or successor, or any interested person of such investment adviser, predecessor or successor, receives or is entitled to receive any compensation, either directly or indirectly, of two types.

a.	The first type of compensation resulting in an “unfair burden” is compensation from any person in connection with the purchase or sale of securities or other priority to, from or on behalf of the fund, other than bona fide ordinary compensation as principal underwriter for such fund.

b.	The second type is compensation from the fund or its security holders for anything other than bona fide investment advisory or other services.

Prior to the Board’s consideration of the Proposed Agreements, PPM informed the Board that PPM expects that for at least three years following the consummation of the transactions contemplated by the Separation, the Board would continue to maintain a Board structure that will satisfy the first condition of Section 15(f). Board composition is determined by the Trust’s Governance Committee, which is comprised of the Trust’s three independent Trustees. The Governance Committee monitors the composition of the Board and seeks to maintain at least 75% of the Board as independent as an industry best practice. The Board is currently comprised of three independent Trustees and one interested Trustee. There are no anticipated vacancies of the three current independent Trustee positions within the next three years. If and when there is a vacancy, PPM will remind the Governance Committee of the requirements of Section 15(f).

Additionally, PPM will monitor any arrangements during the two year period following the transactions whereby JNLD or PPM or their predecessors or successors, or any interested person thereof, receives or is entitled to receive any compensation, either directly or indirectly, to ensure that such compensation from the Trust is for bona fide ordinary compensation to the principal underwriter (in the case of JNLD) or for bona fide investment advisory or other services (in the case of PPM).

THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, RECOMMENDS THAT SHAREHOLDERS VOTE “IN FAVOR” OF THE NEW INVESTMENT ADVISORY AGREEMENT UNDER PROPOSAL 1.

PROPOSAL 2: TO approve the new distribution agreement for each Fund that is a series of the Trust

Overview and Introduction

Shareholders of the Trust are asked to approve a new distribution agreement with JNLD (the “Proposed Distribution Agreement”) for each Fund that is a series of the Trust to ensure that existing distribution services can continue uninterrupted following the Demerger. The provisions of the Proposed Distribution Agreement are substantively identical to the provisions of the distribution agreement with JNLD that is currently in effect (the “Current Distribution Agreement”). The Proposed Distribution Agreement would be effective upon the close of the Demerger.

Information Concerning JNLD, the Funds’ Distributor

JNLD, 300 Innovation Drive, Franklin, Tennessee 37067 is the statutory underwriter and facilitates the registration and distribution of shares of the Funds on a continuous basis. JNLD is a broker-dealer registered with the SEC and the Financial Industry Regulatory Authority (“FINRA”). JNLD is not obligated to sell any specific amount of shares. JNLD is a wholly owned subsidiary of JFI, which, as described above, is a subsidiary of Prudential plc, a publicly traded company incorporated in the United Kingdom.

Information Regarding the Proposed Distribution Agreement with JNLD

The Proposed Distribution Agreement is identical to the Current Distribution Agreement. JNLD is the principal underwriter to all of the Funds of the Trust, pursuant to the Current Distribution Agreement. The Current Distribution Agreement, effective February 15, 2018 and most recently amended effective November 20, 2019, was most recently approved by the Board with respect to the Funds at a meeting held on August 11, 2020. At a meeting held on October 6, 2020, the Board approved an amendment to the Current Distribution Agreement with an intended effective date of December 30, 2020 to remove references to certain series of the Trust that were liquidated prior to December 30, 2020.

At the Board Meeting, the Board, including the Independent Trustees, voted to approve the Proposed Distribution Agreement, subject to Shareholder approval. In addition to reviewing the following description of the Proposed Distribution Agreement Shareholders should review the Proposed Distribution Agreement attached as Appendix E.

The Proposed Distribution Agreement will appoint JNLD as Distributor of the Funds. The Proposed Distribution Agreement provides that it will remain in effect as to a Fund from year to year, provided that such continuation is specifically approved at least annually by the Board or by vote of the holders of a majority of the outstanding voting securities of each Fund, and by vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval. Currently, distribution agreements may be approved at a meeting held via videoconference in reliance on an exemptive order issued by the SEC on June 19, 2020 in the wake of the COVID-19 pandemic. The impacts of COVID-19 may delay or prevent funds and advisers operating in affected areas from meeting certain regulatory obligations due to restrictions on large gatherings, travel and access to facilities, the potential limited availability of personnel and similar disruptions. The exemptive relief provided by the order is designed to enable funds and advisers to meet their regulatory obligations and to continue their operations, while recognizing that there may be temporary disruptions outside of their control resulting from the COVID-19 pandemic.

The Proposed Distribution Agreement may be terminated at any time, without the payment of any penalty, on sixty days’ written notice by the Trust. The Proposed Distribution Agreement may be terminated by the Trust or with respect to a particular Fund, such Fund, at any time, without payment of any penalty, by giving JNLD at least sixty days’ previous written notice of intention to terminate. The Proposed Distribution Agreement may be terminated by JNLD at any time by giving the applicable Trust at least sixty days’ previous written notice of such intention to terminate. The Proposed Distribution Agreement also terminates automatically in the event of its assignment.

The Proposed Distribution Agreement generally provides that JNLD, its officers, directors, employees, agents or affiliates will not be subject to any liability to the Trust or to any Shareholder of the Trust or its trustees, officers, employees, agents or affiliates for any error of judgment or mistake of law or for any loss suffered by the Trust, any Shareholder of the Trust, either in connection with the performance of JNLD’s duties under the Proposed Distribution Agreement or its failure to perform due to events beyond the reasonable control of JNLD or its agents, except for a loss resulting from JNLD’s willful misfeasance, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Proposed Distribution Agreement.

The amount of distribution fees paid by each of the Funds of the Trust to JNLD during fiscal year ended December 31, 2019 is provided in Appendix B.

THE BOARD, INCLUDING ALL OF ITS INDEPENDENT TRUSTEES, RECOMMENDS THAT SHAREHOLDERS OF THE TRUST VOTE “FOR” APPROVAL OF THE NEW DISTRIBUTION AGREEMENT UNDER PROPOSAL 2.

Board of Trustees’ Evaluation

As described above, the Demerger contemplates the occurrence of a “Change of Control Event” for PPM, which in turn will result in the automatic termination of each of the Current Advisory Agreement and the Current Distribution Agreement (collectively, the “Current Agreements”). As discussed below, the Board, including a majority of the Independent Trustees, has voted (a) to approve the Proposed Advisory Agreement and the Proposed Distribution Agreement (collectively, the “Proposed Agreements”) and (b) to recommend approval of the Proposed Agreements by Shareholders of the Funds based on a determination by the Board that it would be consistent with the best interests of the Shareholders of each Fund for PPM and JNLD to continue providing investment advisory and distribution services for the Funds, without interruption, following the Demerger.

Prior to taking any action to approve the Proposed Agreements, the Board conducted a thorough review of the quality, extent and nature of the services currently being provided by PPM and JNLD under the Current Agreements and to be provided under the Proposed Agreements. A substantial portion of this review was conducted as part of, and in conjunction with, the Board’s annual review of the Current Agreements, which were most recently approved for continuation at a meeting of the Board held on August 11, 2020 (the “15(c) Meeting”). In advance of the 15(c) Meeting, outside independent legal counsel for the Independent Trustees (“Independent Counsel”) requested that certain information be provided to the Board relating to the Current Agreements. The Board received, and had the opportunity to review, this and other materials, ask questions and request further information in connection with its consideration of the Current Agreements. At the conclusion of the Board’s discussions, the Board approved the Current Agreements. A description of the process followed by the Board in approving continuation of the Current Agreements, including the information reviewed, material factors considered and related conclusions reached in approving continuation of the Current Agreements, is set forth in Appendix F to this Proxy Statement.

In reviewing the Current Agreements for continuation and considering the information, the Board was advised by Independent Counsel. The Board considered the factors it deemed relevant, including: (1) the nature, quality and extent of the services provided, (2) the investment performance of each Fund, (3) cost of services for each Fund, (4) profitability data, (5) whether economies of scale may be realized and shared, in some measure, with investors as each Fund grows, and (6) other benefits that may accrue to PPM and JNLD through their relationship with the Trust. In its deliberations, the Board in exercising its business judgment did not identify any single factor that alone was responsible for the Board’s decision to approve the Current Agreements.

Before approving continuation of the Current Agreements, the Independent Trustees met in executive session with their Independent Counsel to consider the materials provided by PPM and JNLD and the terms of the Current Agreements. Based on its evaluation of those materials and the information the Board received throughout the year at its other regular meetings, the Board, including the interested and Independent Trustees, concluded that the Current Agreements are in the best interests of Shareholders of each applicable Fund and the Board approved their continuation.

Each of the material factors considered and related conclusions reached by the Board in connection with the decision to approve continuation of the Current Agreements was also a material factor considered and related conclusion reached by the Board in connection with the decision to approve the Proposed Agreements. As described in greater detail in Appendix F, these factors and conclusions related to, among other things: (1) the nature, extent and quality of the services to be provided under the Proposed Agreements, (2) the investment performance of each Fund, (3) cost of services for each Fund, (4) profitability data, (5) whether economies of scale may be realized and shared, in some measure, with investors as each Fund grow, and (6) other benefits that may accrue to PPM and JNLD through their relationship with the Trust.

At a meeting held on November 10, 2020, the Board, including all of the Independent Trustees, further considered additional information specifically related to the Demerger. In reviewing the Proposed Agreements and considering the additional information, the Board was advised by Independent Counsel. The Board noted that the Proposed Agreements are identical in substance to the Current Agreements. In addition to the information identified in Appendix F, the Board requested and evaluated other information relating to the potential impact of implementation of the Demerger on the operations, personnel, organizational structure, capitalization, and financial and other resources of PPM, JNLD and their affiliates that render other services to the Funds. Among other things, the Board, acting through Independent Counsel, prepared and delivered to Jackson National, PPM and JNLD written inquiries regarding the Demerger, and the potential impact of the Demerger on the Funds, if any, and on the business and operations of Jackson National and its affiliated entities, including PPM and JNLD. Written and oral responses to these inquiries were received and considered by the Board.

In connection with its consideration of the Proposed Agreements, the Board participated in meetings with senior management of Jackson National and PPM regarding Prudential plc’s plan to pursue an IPO or Demerger (collectively, the “Separation Plan”). Among other things, the Board considered the arrangements anticipated to be in place between Prudential plc and JFI during the course of the Separation Plan.

During the course of their consideration of the Proposed Agreements, the Independent Trustees met with senior management representatives of Jackson National and received information regarding: (1) the anticipated management and organizational structure of JFI, Jackson National and its affiliates, including PPM; (2) the anticipated capital levels and structure of JFI and Jackson National following the Demerger; (3) the lines of business in which Jackson National is expected to operate following the Demerger; and (4) the actions being taken to retain and promote continuity of key investment management and other professional personnel of PPM and JNLD. In addition, periodically throughout 2020, the Independent Trustees met with and received reports from senior management of PPM and its affiliates regarding, among other things, the financial condition and results of operations of Jackson National and its asset management line of business, organizational and personnel changes within Jackson National and PPM, and actions being taken by JFI, Jackson National and PPM in preparation for implementation of the Separation Plan.

The Board received and reviewed copies of the Proposed Agreements and determined that the terms of the Proposed Agreements, including the fees payable thereunder, are substantively identical to, and in any event, are no less favorable to the Funds than, the terms of the corresponding Current Agreements. In this regard, the Board received assurances from PPM that additional contractual undertakings relating to the waiver of fees, the reimbursement of expenses and the maintenance of limitations on the total expense of certain Funds, as previously provided by PPM in connection with the approval of the Current Agreements, would continue upon the effectiveness of the Proposed Agreements.

In reliance upon advice of Independent Counsel, the Board concluded that a Change of Control Event of the type contemplated by the Demerger would result in a termination of the Current Agreements and that approval of the Proposed Agreements by the Board (including a majority of the Independent Trustees) and Shareholders would be appropriate for the Funds to continue receiving investment management services from PPM and distribution services from JNLD after such a Change of Control Event.

Based upon information provided by PPM, JNLD and their affiliates and related representations regarding the immediate and long-term business plans of Jackson National, the Board concluded that: (1) PPM and JNLD can be expected to provide services of the same nature, extent and quality under the Proposed Agreements as are provided thereby under the Current Agreements; and (2) the Demerger is not expected to result in any changes to: (A) the management of the Funds, including the continuity of the Funds’ portfolio managers and other personnel responsible for the management operations of the Funds; or (B) the investment objective of, or the principal investment strategies used to manage, any of the Funds. Consistent with these expectations, the Board received assurances from Jackson National that it is committed to maintaining appropriate levels of overall staffing and ongoing resources and service quality for PPM and JNLD and that Jackson National will not take any action during implementation of the Separation Plan to materially reduce the levels of these resources prior to reviewing the anticipated action with the Board. In addition, the Board noted that JFI will have an incentive to allocate appropriate resources to support these businesses in light of the importance of the asset management operations to the overall success of Jackson National.

Throughout the review process, the Independent Trustees were assisted by Independent Counsel and relied upon the advice of Independent Counsel and their own business judgment in determining the material factors to be considered in evaluating the Proposed Agreements and the weight to be given to each such factor.

Based on the foregoing and other relevant considerations, at a meeting of the Board held on November 10, 2020, the Board, including all of the Independent Trustees, voted to approve the Proposed Agreements and to recommend approval of the Proposed Agreements by Shareholders of the Funds. The conclusions reached by the Board were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded a different weight to the various factors in reaching conclusions with respect to each of the Proposed Agreements.

OUTSTANDING SHARES

The Trustees have fixed the close of business on January 11, 2021, as the Record Date for the determination of the Shareholders entitled to vote at the Meeting. Shareholders on the Record Date will be entitled to one vote for each full share held and to a proportionate fractional vote for each fractional share. The number of issued and outstanding Fund shares as of the Record Date is provided in Appendix G.

As of January 11, 2021, the officers and Trustees of the Trust, as a group, owned less than 1% of the outstanding shares of the Funds.

As of the Record Date, January 11, 2021, the following persons owned 5% or more of the shares of the Funds either beneficially or of record:

Fund	Name and Address	Percentage of Shares Owned
PPM Core Plus Fixed Income Fund	PPM America, Inc. 225 W. Wacker Drive, Suite 1200 Chicago, Illinois 60606	8.42%
PPM High Yield Core Fund	PPM America, Inc. 225 W. Wacker Drive, Suite 1200 Chicago, Illinois 60606	8.38%
PPM Small Cap Value Fund	Jackson National Life Insurance Company One Corporate Way Lansing, Michigan 48951	22.96%
PPM Small Cap Value Fund	NABank & Co. PO Box 2180 Tulsa, Oklahoma 74101	7.34%

As of January 11, 2021, the below persons may be deemed to have an indirect beneficial interest totaling more than 25% of the voting securities of the Funds.

Fund	Name and Address	Percentage of Shares Owned
PPM Core Plus Fixed Income Fund	Jackson National Life Insurance Company One Corporate Way Lansing, Michigan 48951	91.41%
PPM High Yield Core Fund	Jackson National Life Insurance Company One Corporate Way Lansing, Michigan 48951	91.60%
PPM Small Cap Value Fund	PPM America, Inc. 225 W. Wacker Drive, Suite 1200 Chicago, Illinois 60606	36.69%
PPM Small Cap Value Fund	National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Jersey City, New Jersey 07310-0226	32.62%

CONTINGENCY PLAN

The proposals in this Proxy Statement are not contingent upon each other to be approved.

If the Shareholders of a Fund do not approve Proposal 1 and no Change of Control Event occurs, PPM would continue to serve as adviser to that Fund under the Current Advisory Agreement.

If the Shareholders of a Fund do not approve Proposal 1 and a Change of Control Event occurs, the Current Advisory Agreement would terminate and PPM would not be able to serve as adviser on behalf of that Fund to provide for continuity of service. In that event, the Board would need to consider appropriate action, which could include, among other things, seeking approval of a new advisory agreement, entering into an interim advisory agreement with a duration of no more than 150 days, liquidation of the Fund, or reorganizing the Fund with and into another investment company that is a series of the Trust.

If the Shareholders of a Fund do not approve Proposal 2 and no Change of Control Event occurs, JNLD would continue to serve as distributor to that Fund under the Current Distribution Agreement.

If the Shareholders of a Fund do not approve Proposal 2 and a Change of Control Event occurs, its Current Distribution Agreement would terminate. In that event, the current distributor would not be able to serve that Fund as a distributor under the Proposed Distribution Agreement and the Board would need to consider appropriate action, which could include, among other things, appointment of a different distributor.

While the Board has made no determination regarding these contingencies, it is possible that the Board would determine to re-solicit the Shareholders of the Funds to approve either of the proposals.

OTHER BUSINESS

The Trustees do not intend to present and do not have reason to believe that others will present any other items of business at the Meeting. However, if other matters are properly presented to the Meeting for a vote, the proxies will be voted upon such matters in accordance with the judgment of the persons acting under the proxies.

The Trust does not hold regular meetings of Shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting of Shareholders should send their written proposals to the Secretary of the Trust at the address set forth on the first page of this proxy statement.

Proposals must be received a reasonable time prior to the date of a meeting of Shareholders to be considered for inclusion in the proxy materials for a meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included. Persons named as proxies for any subsequent meeting of Shareholders will vote in their discretion with respect to proposals submitted on an untimely basis.

SOLICITATION OF PROXIES

In addition to the mailing of these proxy materials, voting instructions may be solicited by letter, telephone, or personal contact by officers or employees of the Trust or PPM.

The Funds have retained Broadridge Financial Services, Inc. to serve as proxy solicitor and tabulator of proxies, and these costs, as well as the other costs of printing and mailing this Proxy Statement, are anticipated to be approximately $3,000. The costs of the solicitation will be paid by JFI.

PROMPT EXECUTION AND RETURN OF THE ENCLOSED VOTING INSTRUCTIONS FORM IS REQUESTED.

A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

/s/ Mary T. Capasso
Mary T. Capasso
Trustee, Chief Executive Officer, President and Chief Legal Officer

Dated: February 10, 2021\
Chicago, Illinois

Appendix A: Fund List with Respect to Advisory Agreements

The following tables sets forth the advisory fee schedule, the amount of the advisory fees paid to PPM and the amount of advisory fees waived by PPM pursuant to a contractual or voluntary fee waiver for the fiscal year ended December 31, 2019.

PPM Funds

Fund[1]	Advisory Fee Schedule (Annual Rate Based on Average Daily Net Assets of Each Fund)	Advisory Fees Incurred (after Fee Waiver) for Fiscal Year Ended 12/31/19	Advisory Fees Waived by Advisor Pursuant to Contractual or Voluntary Fee Waiver
PPM Core Plus Fixed Income Fund[2]	0.40%	$106,935	$108,988
PPM High Yield Core Fund[3]	0.55%	210,185	$80,144
PPM Small Cap Value Fund[4]	0.80%	$64,374	$13,926

[1]	Each Fund’s Current Advisory Agreement was approved by its initial sole shareholder in connection with its launch.

[2]

Effective November 30, 2020, PPM has contractually agreed to bear certain expenses and waive its management fees to the extent necessary to cause annualized ordinary expenses (excluding taxes, interest, all commissions and other normal charges incident to the purchase and sale of portfolio securities, Acquired Fund Fees and Expenses (if any) and extraordinary charges such as litigation costs, but including management fees paid to PPM) not to exceed 0.45% of the average daily net assets of the Institutional Shares. This contract continues through April 30, 2022 and may not be terminated prior to this date unless, upon the Adviser’s request, the Board of Trustees approves the termination. Prior to November 30, 2020, PPM had contractually agreed to bear certain expenses and waive its management fees to the extent necessary to cause annualized ordinary expenses (excluding taxes, interest, all commissions and other normal charges incident to the purchase and sale of portfolio securities, Acquired Fund Fees and Expenses (if any) and extraordinary charges such as litigation costs, but including management fees paid to PPM) not to exceed 0.50% of the average daily net assets of the Institutional Shares.

[3]

PPM has contractually agreed to bear certain expenses and waive its management fees to the extent necessary to cause annualized ordinary expenses (excluding taxes, interest, all commissions and other normal charges incident to the purchase and sale of portfolio securities, Acquired Fund Fees and Expenses (if any) and extraordinary charges such as litigation costs, but including management fees paid to PPM) not to exceed 0.70% of the average daily net assets of the Institutional Shares. This contract continues through April 30, 2021 and may not be terminated prior to this date unless, upon the Adviser’s request, the Board of Trustees approves the termination.

[4]

PPM has contractually agreed to bear certain expenses and waive its management fees to the extent necessary to cause annualized ordinary expenses (excluding taxes, interest, all commissions and other normal charges incident to the purchase and sale of portfolio securities, Acquired Fund Fees and Expenses (if any) and extraordinary charges such as litigation costs, but including management fees paid to PPM) not to exceed 1.00% of the average daily net assets of the Institutional Shares. This contract continues through April 30, 2021 and may not be terminated prior to this date unless, upon the Adviser’s request, the Board of Trustees approves the termination.

Appendix B: Fees Paid by Funds to Affiliates of the Adviser

The following table sets forth the administrative services fees paid to JNAM, the Funds’ administrator, and the fees paid to JNLD, the Funds’ distributor, for the fiscal year ended December 31, 2019.

PPM Funds

Fund	Administrative Services Fees Paid to JNAM as of December 31, 2019	Fees Paid To the Distributor as of December 31, 2019
PPM Core Plus Fixed Income Fund	$53,845	$0
PPM High Yield Core Fund	$52,787	$0
PPM Small Cap Value Fund	$9,788	$0

Appendix C: Proposed Investment Advisory Agreement between PPM and the Trust

Investment Advisory and Management Agreement

This Agreement (the “Agreement”) is by and between PPM Funds, a Massachusetts business trust (the “Trust”), and PPM America, Inc., a Delaware corporation (the “Adviser”).

Whereas, the Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended, consisting of multiple series (each, a “Fund”);

Whereas, Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”);

Whereas, the Trust on behalf of the Funds desires to retain the Adviser to perform investment advisory services for each Fund in the manner and on the terms set forth in the Investment Advisory and Management Agreement between the parties dated February 15, 2018, as amended, through the date hereof, if applicable (the “Existing Agreement”); and

Whereas, the Adviser is willing to furnish such services to the Trust and each Fund identified in the Existing Agreement.

Now, Therefore, in consideration of the mutual covenants contained herein, the Trust and the Adviser agree as follows:

The Trust and the Adviser hereby enter into this Agreement on terms identical to those of the Existing Agreement, which are incorporated herein by reference. Capitalized terms used herein without definition have the meanings given to them in the Existing Agreement.

This Agreement shall become effective as of the effective date of [XX] and, unless sooner terminated as provided in the Existing Agreement, the initial term will continue in effect through September 30, 2022. Thereafter, if not terminated as to a Fund, this Agreement will continue from year to year as described in the Existing Agreement.

This Agreement may be executed in counterparts, including via facsimile or other electronic means as agreed by the parties hereto, each of which shall be deemed an original for all purposes, including judicial proof of the terms hereof, and all of which together shall constitute and be deemed one and the same agreement.

In Witness Whereof, the parties hereto have caused this Agreement to be executed by their duly authorized officers.

PPM Funds		PPM America, Inc.

By:		By:
Name:	Mary T. Capasso	Name:	Craig Smith
Title:	President, Chief Executive Officer and Chief Legal Officer	Title:	President, Chief Executive Officer and Chief Investment Officer

Appendix D: Compensation Paid to Adviser by Investment Companies with Similar Investment Objectives

The following table sets forth the advisory fee rate paid to the Adviser and assets under management of each registered investment company with an investment objective similar to the investment objectives of any of the Funds. The information is as of December 31, 2019, each registered investment company’s most recently completed fiscal year for which such information is publicly available. Rates are provided as a percentage of average daily net assets unless otherwise indicated.

PPM Core Plus Fixed Income Fund

Fund/Portfolio Name	Contractual Sub-Advisory Fee Rate (as a % of average daily net assets)	Net Assets ($)
JNL/PPM America Total Return Fund	0.20% on first $150 million 0.175% on assets of $150 million to $300 million 0.15% thereafter	1.39 billion

PPM High Yield Core Fund

Fund/Portfolio Name	Contractual Sub-Advisory Fee Rate (as a % of average daily net assets)	Net Assets ($)
JNL/PPM America High Yield Bond Fund	0.25% on first $150 million 0.225% on assets of $150 million to $500 million 0.19% thereafter	2.09 billion

PPM Small Cap Value Fund

Fund/Portfolio Name	Contractual Sub-Advisory Fee Rate (as a % of average daily net assets)	Net Assets ($)
JNL/PPM America Small Cap Value Fund	0.40% on first $150 million 0.35% on assets of $150 million through $500 million 0.32% thereafter	540.14 million

Appendix E: Proposed Distribution Agreement between JNLD and the Trust

Distribution Agreement

This Agreement (the “Agreement”) is by and between PPM Funds (the “Trust”) and Jackson National Life Distributors LLC (“JNLD” or the “Distributor”).

Whereas, the Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended, consisting of multiple series (each, a “Fund”);

Whereas, JNLD is a broker-dealer that is registered with the Securities and Exchange Commission and is a member of the Financial Industry Regulatory Authority;

Whereas, the Trust, on behalf of the Funds, desires to retain JNLD to perform the services for the Trust and each Fund in the manner and on the terms set forth in the Distribution Agreement between the parties dated February 15, 2018, as amended, through the date hereof, if applicable (the “Existing Agreement”); and

Whereas, JNLD is willing to furnish such services to the Trust and each Fund identified in the Existing Agreement.

Now, Therefore, in consideration of the mutual covenants contained herein, the Trust and the Distributor agree as follows:

The Trust and the Distributor hereby enter into this Agreement on terms identical to those of the Existing Agreement, which are incorporated herein by reference. Capitalized terms used herein without definition have the meanings given to them in the Existing Agreement.

This Agreement shall become effective as of the effective date of [XX] and, unless sooner terminated as provided in the Existing Agreement, the initial term will continue in effect through September 30, 2022. Thereafter, if not terminated as to a Fund, this Agreement will continue from year to year as described in the Existing Agreement.

This Agreement may be executed in counterparts, including via facsimile or other electronic means as agreed by the parties hereto, each of which shall be deemed an original for all purposes, including judicial proof of the terms hereof, and all of which together shall constitute and be deemed one and the same agreement.

In Witness Whereof, the parties hereto have caused this Agreement to be executed by their duly authorized officers.

PPM Funds		Jackson National Life Distributors LLC

By:		By:
Name:	Mary T. Capasso	Name:
Title:	President, Chief Executive Officer and Chief Legal Officer	Title:

Appendix F: Board Considerations in Approving Continuation of the Current Advisory Agreement

CONSIDERATION AND APPROVAL OF THE ADVISORY AGREEMENT

The Board of Trustees of the Trust (“Board”) oversees the management of the Trust and its separate series (each a “Fund” and collectively the “Funds”) and, as required by law, determines annually whether to approve the continuation of the Trust’s advisory agreement (“Advisory Agreement”) with PPM America, Inc. (“PPM” or the “Adviser”) with respect to each Fund.

At meetings held on July 13, 2020 and August 11, 20201, the Board, including all of the trustees who are not interested persons of the Funds (as defined in the Investment Company Act of 1940, as amended) (the “Independent Trustees”), considered information relating to the continuation of the Advisory Agreement for each Fund.

In advance of the meetings, independent legal counsel for the Independent Trustees requested that certain information be provided to the Board relating to the Advisory Agreement. The Board received, and had the opportunity to review, this and other materials, ask questions and request further information in connection with its consideration of the Advisory Agreement. At the conclusion of the Board’s discussions, the Board approved the continuation of the Advisory Agreement through September 30, 2021.

In reviewing the Advisory Agreement and considering the information, the Board was advised by independent legal counsel. The Board considered the factors it deemed relevant, as applicable, including: (1) the nature, quality and extent of the services provided; (2) the investment performance of each Fund; (3) the fees paid for services by each Fund; (4) profitability data related to its services for each Fund; (5) whether economies of scale may be realized and shared, in some measure, with investors as each Fund grows; and (6) other benefits that may accrue to PPM through its relationship with the Trust.

Before approving the Advisory Agreement, the Independent Trustees met in multiple executive sessions over the course of several weeks with their independent legal counsel to consider the materials provided by PPM and to consider the terms of the Advisory Agreement. Based on its evaluation of those materials and the information the Board received throughout the year at its regular meetings, the Board, including the interested and Independent Trustees, concluded that the Advisory Agreement is in the best interests of the shareholders of each Fund. In reaching its conclusions and exercising its business judgment, the Board considered numerous factors, including those noted above and described further below. The Board’s conclusions as to the approval of the Advisory Agreement were based on a comprehensive consideration of all information provided to the Board, and were not based on any single factor alone. Some of the factors that figured particularly in the Board’s deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, attributing different weights to various factors.

Nature, Quality and Extent of Services

The Board examined the nature, quality, and extent of the services provided by PPM.

The Board considered the services provided by PPM as adviser to the Funds. The Board noted that PPM furnishes the Funds with investment advisory services, subject to the supervision of the Board, and in conformity with the stated policies of each Fund. The Board also considered information provided by PPM regarding the firm’s track record and experience managing accounts and strategies similar to the Funds. The Board also considered the various business-related risks PPM faces as a result of advising the Funds, including entrepreneurial, legal and litigation risks, some of which may be significant. The Board also took into account that PPM monitors the performance of the various organizations that provide services to the Funds, including the Funds’ administrator, distributor, transfer agent and custodian. In this regard, the Board considered that PPM negotiates certain service providers’ fees and evaluates service providers’ infrastructure, cybersecurity programs, compliance programs, and business continuity programs, among other matters. The Board also considered PPM’s ongoing development of its own infrastructure and information technology to support the Funds through, among other things,

1 The meetings were held via videoconference in reliance on an exemptive order issued by the Securities and Exchange Commission on June 19, 2020.

cybersecurity, business continuity planning, risk management, and support and reporting provided to the Board in connection with its Board and Committee meetings.

The Board reviewed the qualifications, backgrounds and responsibilities of PPM’s senior management, including the individuals responsible for managing the Funds. The Board also reviewed information pertaining to PPM’s organizational structure, financial condition, investment operations, and other relevant information pertaining to PPM. The Board considered compliance reports regarding PPM, both from PPM’s Chief Compliance Officer and the Funds’ Chief Compliance Officer.

Based on the foregoing, the Board concluded that each Fund is likely to continue to benefit from the nature, extent and quality of the services provided by PPM under the Advisory Agreement.

Investment Performance of the Funds

Existing Funds

The Board considered the investment performance of PPM Core Plus Fixed Income Fund, PPM Floating Rate Income Fund, PPM High Yield Core Fund, PPM Long Short Credit Fund, PPM Large Cap Value Fund, PPM Mid Cap Value Fund and PPM Small Cap Value Fund (the “Existing Funds”) as described in quarterly reports prepared by PPM. The Board noted that PPM reviews with the Board on a quarterly basis detailed information about each Existing Fund’s performance results and investment strategies. The Board also considered the performance of each Existing Fund, including how the Fund’s performance on a gross basis (unless otherwise noted) compared to the performance of a group of comparable funds (“peer group”) identified by an independent data service and how the Fund performed versus its primary benchmark index (“benchmark”). The Board noted that comparisons to peer groups provide a helpful way to evaluate the Funds’ performance, but took into account that peer group universes are constantly evolving, and as such, the universe of comparable funds in the Funds’ peer groups may change from time to time. The Board also considered information furnished by PPM at the Board’s request, comparing the performance of each Existing Fund relative to a peer group identified by PPM as representative of peer funds that are similarly positioned to the Funds in the marketplace.

In considering performance, the Board noted that each Existing Fund commenced operations in 2018 and therefore had a limited performance record against which to evaluate PPM. In this regard, the Board also considered that PPM manages other advisory accounts that have substantially similar investment objectives, policies and investment strategies as each Existing Fund. Accordingly, the Board also considered information provided by PPM regarding the composite performance of accounts managed by PPM with similar investment strategies to the Funds.

Certain performance data considered by the Board is summarized below. Unless otherwise noted, the performance data summarized below is for periods ended on March 31, 2020.

PPM Core Plus Fixed Income Fund. The Board considered that the Fund outperformed its peer group median but underperformed it benchmark for the one-year and since-inception periods ended March 31, 2020. The Board also considered that the Fund outperformed its benchmark and peer group median over the one-year and since-inception periods ended June 30, 2020. The Board also noted that the Fund commenced operations in July 2018 and had only one complete year of performance history as of March 31, 2020. The Board noted, therefore, that it would be prudent to allow the Adviser more time to develop its performance record with the Fund.

PPM Floating Rate Income Fund. The Board considered that the Fund outperformed its benchmark and underperformed its peer group median for the one-year period ended March 31, 2020. The Board also considered that the Fund underperformed its benchmark and peer group median for the since-inception period ended March 31, 2020. The Board also considered that the Fund outperformed its benchmark and peer group median over the one-year period ended June 30, 2020. The Board also considered that the Fund commenced operations in May 2018 and had only one complete year of performance history as of March 31, 2020. The Board noted, therefore, that it would be prudent to allow the Adviser more time to develop its performance record with the Fund.

PPM High Yield Core Fund. The Board considered that the Fund outperformed its benchmark and peer group median for the one-year period ended March 31, 2020. The Board also considered that the Fund underperformed its benchmark and peer group median for the since-inception period ended March 31, 2020. The Board also considered that the Fund commenced operations in July 2018 and had only one complete year of performance history as of March 31, 2020. The Board noted, therefore, that it would be prudent to allow the Adviser more time to develop its performance record with the Fund.

PPM Long Short Credit Fund. The Board considered that the Fund underperformed its benchmark and peer group median for the one-year and since-inception periods ended March 31, 2020. The Board considered further that, during the first quarter of 2020, the Fund’s long credit exposure and short duration contributed to the Fund’s underperformance versus its market-neutral benchmark. The Board also considered that the Fund commenced operations in July 2018 and had only one year of performance history as of March 31, 2020. The Board noted, therefore, that it would be prudent to allow the Adviser more time to develop its performance record with the Fund.

PPM Large Cap Value Fund. The Board considered that the Fund underperformed its benchmark and peer group median for the one-year and since-inception periods ended March 31, 2020. The Board also considered that the Fund outperformed its benchmark and ranked in the 20th percentile of its peer group during the quarter ended June 30, 2020. The Board considered further that, at the end of 2019, PPM’s equity team began implementing various process enhancements, including those related to investment recommendation discussions, initial position sizing, and sell discipline, intended to address the Fund’s underperformance. The Board also noted information from PPM indicating that the recent market environment has been challenging to the Fund’s deep value style as the growth style factor has consistently outperformed the value style factor over recent periods. The Board further considered that the Fund has a deeper value orientation than its benchmark, the S&P 500 Value Index. The Board considered that the Fund commenced operations in May 2018 and had only one complete year of performance history as of March 31, 2020. The Board noted, therefore, that it would be prudent to allow the Adviser more time to develop its performance record with the Fund.

PPM Mid Cap Value Fund. The Board considered that the Fund underperformed its benchmark and peer group median for the one-year and since-inception periods ended March 31, 2020. The Board also considered that the Fund outperformed its benchmark and ranked in the 27th percentile of its peer group during the quarter ended June 30, 2020. The Board considered further that, at the end of 2019, PPM’s equity team began implementing various process enhancements, including those related to investment recommendation discussions, initial position sizing, and sell discipline, intended to address the Fund’s underperformance. The Board also noted information from PPM indicating that the recent market environment has been challenging to the Fund’s deep value style as the growth style factor has consistently outperformed the value style factor over recent periods. The Board further considered that the Fund has a deeper value orientation than its benchmark, the S&P 500 Value Index. The Board considered that the Fund commenced operations in May 2018 and had only one complete year of performance history as of March 31, 2020. The Board noted, therefore, that it would be prudent to allow the Adviser more time to develop its performance record with the Fund.

PPM Small Cap Value Fund. The Board considered that the Fund underperformed its benchmark and performed equal to its peer group median for the one-year period ended March 31, 2020. The Board also considered that the Fund underperformed its benchmark and peer group median for the since-inception period ended March 31, 2020. The Board also considered that the Fund outperformed its benchmark and ranked in the 41st percentile of its peer group during the quarter ended June 30, 2020. The Board considered further that, at the end of 2019, PPM’s equity team began implementing various process enhancements, including those related to investment recommendation discussions, initial position sizing, and sell discipline, intended to address the Fund’s underperformance. The Board also noted information from PPM indicating that the recent market environment has been challenging to the Fund’s deep value style as the growth style factor has consistently outperformed the value style factor over recent periods. The Board further considered that the Fund has a deeper value orientation than its benchmark, the S&P 500 Value Index. The Board also considered that the Fund commenced operations in May 2018 and had only one complete year of performance history as of March 31, 2020. The Board noted, therefore, that it would be prudent to allow the Adviser more time to develop its performance record with the Fund.

New Funds:

The Board took into account that PPM Core Fixed Income Fund and PPM Investment Grade Credit Fund (the “New Funds”) had not commenced investment operations and that there was no performance data to review. The Board considered, however, that PPM manages other advisory accounts that have substantially similar investment objectives, policies and investment strategies as the New Funds. Accordingly, the Board considered information provided by PPM regarding the composite performance of accounts managed by PPM with similar investment strategies to the New Funds.

Costs of Services

The Board reviewed the advisory fee rates paid to PPM by each Fund as well as the total expense ratio of each Fund. The Board reviewed such fee and expense information as compared to that of comparable funds managed by other advisers. Using information provided by an independent data service, the Board evaluated each Fund’s contractual advisory fees and total expense ratios (net of waivers) in comparison to the contractual advisory fees and total expense ratios of each Fund’s peer group. The Board noted that comparisons to peer groups provide a helpful way to evaluate the Funds’ fees, but took into account that peer group universes are constantly evolving, and as such, the universe of comparable funds in the Funds’ peer groups may change from time to time. The Board also considered the contractual management fees and total expenses of each Fund relative to a peer group identified by PPM at the Board’s request, which represented funds that the Adviser believed to be similarly positioned to the Funds in the marketplace.

In considering the Funds’ fees and expenses, the Board also considered that PPM manages other advisory accounts that have substantially similar investment objectives, policies and investment strategies as each Fund. Accordingly, the Board also considered information provided by PPM regarding the fees charged by PPM to accounts with similar investment strategies to the Funds.

The Board also considered that PPM has entered into an Expense Limitation Agreement with each Fund through April 30, 2021, whereby PPM contractually agreed to waive a portion of its management fee and/or reimburse expenses for each of the Funds to the extent necessary to limit the annualized ordinary operating expenses (excluding taxes, interest, all commissions and other normal charges incident to the purchase and sale of portfolio securities, dividend and interest expenses related to short sales, indirect expenses of investing in other investment companies, and extraordinary expenses) to 0.45% for the PPM Core Fixed Income Fund, 0.50% for the PPM Core Plus Fixed Income Fund, 0.70% for the PPM Floating Rate Income Fund, 0.70% for the PPM High Yield Core Fund, 0.50% for the PPM Investment Grade Credit Fund, 0.70% for the PPM Long Short Credit Fund, 0.75% for the PPM Large Cap Value Fund, 0.90% for the PPM Mid Cap Value Fund and 1.00% for the PPM Small Cap Value Fund. The Board also considered that the Expense Limitation Agreement renews automatically for successive one-year terms unless the Board approves the termination of the agreement.

Further detail considered by the Board regarding the advisory fees and expense ratios of each Fund is set forth below:

PPM Core Fixed Income Fund.  The Board considered that the Fund’s contractual advisory fee is in the second quintile and its total expense ratio is in the first quintile of its peer group.

PPM Core Plus Fixed Income Fund. The Board considered that the Fund’s contractual advisory fee is in the third quintile and its total expense ratio is in the fourth quintile of its peer group. The Board further considered that the Fund’s net total expenses are within 0.003% and 0.019% of its peer group average and median, respectively, and equal to and within 0.01% of the average and median, respectively, of its peer group identified by PPM. The Board also noted information from PPM indicating that it continues to believe the Fund is positioned well relative to its peers.

PPM Floating Rate Income Fund. The Board considered that the Fund’s contractual advisory fee and total expense ratio are in the second quintile of its peer group.

PPM High Yield Core Fund. The Board considered that the Fund’s contractual advisory fee is in the first quintile and its total expense ratio is in the second quintile of its peer group.

PPM Investment Grade Credit Fund.  The Board considered that the Fund’s contractual advisory fee and estimated total expense ratio are in the first quintile of its peer group.

PPM Long Short Credit Fund. The Board considered that the Fund’s contractual advisory fee ranks first out of five funds in its peer group and its total expense ratio ranks second out of five funds in its peer group.

PPM Large Cap Value Fund. The Board considered that the Fund’s contractual advisory fee is in the first quintile and its total expense ratio is in the second quintile of its peer group.

PPM Mid Cap Value Fund. The Board considered that the Fund’s contractual advisory fee is in the second quintile and its total expense ratio is in the third quintile of its peer group.

PPM Small Cap Value Fund. The Board considered that the Fund’s contractual advisory fee and total expense ratio are in the first quintile of its peer group.

Economies of Scale

The Board considered whether each Fund’s advisory fee reflects the potential for economies of scale for the benefit of the Funds’ shareholders. Based on information provided by PPM, the Board noted that, while PPM did not propose breakpoints in its advisory fee schedule for the Funds, the Board would continue to review the Adviser’s fees on an ongoing basis. The Board further noted that the Adviser had agreed to waive certain fees for each Fund, which limits the expenses borne by shareholders as the Funds raise assets. The Board also considered that economies of scale can be shared with the Funds in other ways, including pricing Funds at scale from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment.

Profitability

The Board considered information concerning the costs incurred and profits or losses realized by PPM with respect to the Existing Funds. The Board considered that, based on the profitability analyses provided by PPM, PPM had not realized profits with respect to the Funds. The Board also considered information from PPM indicating that as the Funds begin to receive more inflows from external shareholders, PPM expects profitability to increase accordingly.

Other Benefits to Affiliates of PPM

In evaluating the benefits that accrue to PPM through its relationship with the Funds, the Board noted that PPM and certain of its affiliates serve the Funds in various capacities, including as adviser, administrator, and distributor, and receive compensation from the Funds in connection with providing certain of these services. In particular, the Board considered that Jackson National Asset Management, LLC (“JNAM”) serves as Administrator to the Funds, and that JNAM charges administration fees based on average daily net assets for the Funds. To the extent the fees exceed 0.10% of average daily net assets, PPM has agreed to reimburse JNAM. The Board considered that, in providing administration services to the Funds, JNAM also provides compliance services to the Funds. The Board noted that each service provided to the Funds by JNAM or one of its affiliates is pursuant to a written agreement, which the Board evaluates periodically as required by law.

After full consideration of the foregoing factors, the Board concluded that the approval of the Advisory Agreement was in the best interests of each Fund and its shareholders.

Appendix G: Outstanding Shares as of Record Date

Fund	Shares Outstanding
PPM Core Plus Fixed Income Fund	5,264,033.00
PPM High Yield Core Fund	5,701,363.38
PPM Small Cap Value Fund	1,401,809.72

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D29915-S16289

PPM FUNDS

THIS VOTING INSTRUCTIONS CARD IS SOLICITED ON BEHALF OF

THE BOARD OF TRUSTEES

FOR A SPECIAL MEETING OF SHAREHOLDERS – MARCH 15, 2021

The undersigned shareholder hereby appoints Mary T. Capasso and Rebecca A. Paulzine as proxies of the undersigned, with full power of substitution to each, and hereby authorizes each of them to represent the undersigned and to vote the shares which the undersigned is entitled to vote at the Special Meeting of Shareholders of PPM Funds (the “Trust”), a Massachusetts business trust, that will be held at the offices of PPM America, Inc. (“PPM”), 225 W. Wacker Drive, Suite 1200, Chicago, IL 60606 on March 15, 2021 at 9:00 a.m., Central Time (the “Meeting”), to consider and act upon the proposals listed on the voting instructions card and to transact such other business as may properly come before the Meeting or any adjournments thereof. The undersigned hereby revokes any and all proxies with respect to such shares previously given by the undersigned. The undersigned acknowledges receipt of the Proxy Statement relating to the Meeting. This voting instructions card must be received by March 12, 2021. This voting instructions card may be revoked at any time prior to its exercise at the Meeting. All terms not otherwise defined in this voting instructions card shall have the same meaning as ascribed in the Proxy Statement.

The shares represented by each properly executed voting instructions card will be voted in the manner specified in such form. If this voting instructions card is submitted with no direction, but is signed, dated, and returned, all proposals will be voted FOR by shares of the Funds attributable to you. This voting instructions card also grants discretionary power to vote upon such other business as may properly come before the Meeting.